Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Summary of Property and Equipment
Property and equipment, net consists of the following:

	As of December 31, 2019	As of December 31, 2018
Computer hardware and software	31,966	27,365
Office furniture and fixture	21,882	15,255
Buildings	2,086	2,018
Land	41	41

Total property and equipment	55,975	44,679

Accumulated depreciation	$(34,770)	$(24,963)

Total property and equipment, net	$21,205	$19,716